UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2025

CompoSecure, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39687	85-2749902
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Pierce Street Somerset, New Jersey	08873
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 518-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	CMPO	Nasdaq Global Market

Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock	CMPOW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On February 10, 2025, CompoSecure, Inc. (“CompoSecure” or the “Company”) issued a press release announcing, among other things, certain preliminary unaudited financial information for the fiscal year ended December 31, 2024. A copy of the press release is furnished herewith as Exhibit 99.1, and such portions related to the Company’s preliminary unaudited financial information are incorporated herein by reference.

The information set forth in or incorporated by reference into this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On February 10, 2025, the Company announced that its board of directors has approved the previously announced spin-off of Resolute Holdings Management, Inc. (“Resolute Holdings”), an indirect, wholly owned subsidiary of CompoSecure. CompoSecure also announced the timing and details regarding CompoSecure’s distribution of all shares of the common stock, par value $0.0001 per share, of Resolute Holdings (the “Resolute Holdings Common Stock”), to holders of CompoSecure’s Class A common stock, par value $0.0001 per share (the “CompoSecure Common Stock”), as a pro rata dividend in the spin-off. The distribution is expected to occur before U.S. market open on February 28, 2025, and Resolute Holdings is expected to begin trading on The Nasdaq Stock Market LLC on February 28, 2025 under the ticker “RHLD.” Holders of CompoSecure Common Stock will be entitled to receive one (1) share of Resolute Holdings Common Stock for every twelve (12) shares of CompoSecure Common Stock held on February 20, 2025, the record date for the distribution. The distribution is subject to the satisfaction or waiver of certain conditions. A copy of the press release announcing, among other things, the approval of the spin-off is attached as Exhibit 99.1 and, except to the extent incorporated into Item 2.02 above, is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
99.1	Press release, dated February 10, 2025 issued by CompoSecure, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Forward-Looking Statements

This document contains “forward-looking statements” related to future, not past, events. These forward-looking statements often address CompoSecure’s expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and are subject to risks, uncertainties and assumptions. For CompoSecure, particular areas where risks or uncertainties could cause CompoSecure’s actual results to be materially different than those expressed in CompoSecure’s forward-looking statements include: the ability of CompoSecure to effect the spin-off described above and to meet the conditions related thereto; potential uncertainty during the pendency of the spin-off that could affect CompoSecure’s financial performance; the possibility that the spin-off will not be completed within the anticipated time period or at all; and other factors that are described in the documents incorporated by reference herein and the “Risk Factors” section of CompoSecure’s Annual Report on Form 10-K for the year ended December 31, 2023 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024, as such descriptions may be updated or amended in any future reports that CompoSecure files with the SEC. These or other uncertainties may cause CompoSecure’s actual future results to be materially different than those expressed in its forward-looking statements. CompoSecure does not undertake to update its forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CompoSecure, Inc.
(Registrant)

Date: February 10, 2025	By:	/s/ Steven J. Feder
	Name:	Steven J. Feder
	Title:	General Counsel & Corporate Secretary

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